Goodwill and Other Intangible Assets (Narrative) (Details) - USD ($) $ in Millions	3 Months Ended
	Mar. 31, 2018	Mar. 31, 2017
Amortization of intangible assets	$ 8.1	$ 8.7
Stratasys-Objet reporting unit [Member]
Expected cash flow period	5 years
Growth rate (as a percent)	3.10%
Discount rate (as a percent)	14.00%
Percentage of carrying amount exceeds	7.00%
Allocated goodwill	$ 387.0
Hypothetical decrease in the growth rate of 1%	48.0
Hypothetical increase in the growth rate of 1%	$ 88.0